UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 30, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-1.2
EX-1.3
EX-1.4
EX-1.5

ITEM 1.01 Entry into a Material Definitive Agreement
     On June 30, 2006, Amkor Technology, Inc., a Delaware corporation (“Amkor”), Amkor International Holdings, a Cayman Islands limited company (“AIH”), Amkor Technology Limited, a Cayman Islands limited company (“ATL”), and Amkor Technology Philippines, Inc., a Philippines company (“ATP”) entered into the following:
     (i) a Supplemental Indenture with U.S. Bank National Association (“U.S. Bank”), as Trustee, to the Indenture, dated as of May 13, 1999, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), relating to Amkor’s outstanding 10 1/2% Senior Subordinated Notes due 2009 (the “10 1/2% Notes”);
     (ii) a Supplemental Indenture with U.S. Bank, as Trustee, to the Indenture, dated as of February 20, 2001, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), relating to Amkor’s outstanding 9 1/4% Senior Notes due 2008 (the “9 1/4% Notes”);
     (iii) a Supplemental Indenture with U.S. Bank, as Trustee, to the Indenture, dated as of May 8, 2003, among Amkor and U.S. Bank, relating to Amkor’s outstanding 7.75% Senior Notes due 2013 (the “7.75% Notes”);
     (iv) a Supplemental Indenture, with Wells Fargo Bank, N.A. (“Wells Fargo”), as Trustee, to the Indenture, dated as of March 12, 2004, among Amkor and Wells Fargo, relating to Amkor’s outstanding 7 1/8% Senior Notes due 2011 (the “7 1/8% Notes”); and
     (v) a Supplemental Indenture with U.S. Bank, as Trustee, to the Indenture, dated as of May 26, 2006 (collectively with the Supplemental Indentures referred to in clauses (i) through (iv) above, each a “Supplemental Indenture”), among Amkor and U.S. Bank, relating to Amkor’s outstanding 9.25% Senior Notes due 2016 (the “9.25% Notes”).
     Each Supplemental Indenture provides for the release of ATL and ATP as Guarantors under each respective Indenture. AIH also executed and delivered a Note Guarantee with each Supplemental Indenture, whereby AIH reaffirmed its obligations under each respective Indenture.
     A copy of each Supplemental Indenture is attached hereto as Exhibit 1.1 through Exhibit 1.5, respectively. U.S. Bank, the trustee under the Indentures governing the 10 1/2% Notes, 9 1/4% Notes, 7.75% Notes and 9.25% Notes, also serves as trustee under the Indentures governing Amkor’s 5.0% Convertible Subordinated Notes due 2007, 2.5% Convertible Senior Subordinated Notes due 2011 and 6 1/4% Convertible Subordinated Notes due 2013.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit	Description
1.1	Supplemental Indenture, dated as of June 30, 2006, among Amkor Technology, Inc. (“Amkor”), Amkor International Holdings (“AIH”), Amkor Technology Limited (“ATL”), Amkor Technology Philippines, Inc. (“ATP”) and U.S. Bank National Association (“U.S. Bank”), as Trustee, to Indenture, dated as of May 13, 1999, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 10 1/2% Senior Subordinated Notes due 2009.

1.2	Supplemental Indenture, dated as of June 30, 2006, among Amkor, AIH, ATL, ATP and U.S. Bank, as Trustee, to Indenture, dated as of February 20, 2001, among Amkor and U.S. Bank (as successor to State Street Bank and Trust Company), regarding Amkor’s 9 1/4% Senior Notes due 2008.

Exhibit	Description
1.3	Supplemental Indenture, dated as of June 30, 2006, among Amkor, AIH, ATL, ATP and U.S. Bank, as Trustee, to Indenture, dated as of May 8, 2003, among Amkor and U.S. Bank, regarding Amkor’s 7.75% Senior Notes due 2013.

1.4	Supplemental Indenture, dated as of June 30, 2006, among Amkor, AIH, ATL, ATP and Wells Fargo Bank, N.A., as Trustee, to Indenture, dated as of March 12, 2004, among Amkor and Wells Fargo Bank, N.A., regarding Amkor’s 7 1/8% Senior Notes due 2011.

1.5	Supplemental Indenture, dated as of June 30, 2006, among Amkor, AIH, ATL, ATP and U.S. Bank, as Trustee, to Indenture, dated as of May 26, 2006, among Amkor and U.S. Bank, regarding Amkor’s 9.25% Senior Notes due 2016.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2006	Amkor Technology, Inc.

/s/ Kenneth T. Joyce Kenneth T. Joyce
Chief Financial Officer